Exhibit 4.1

CUSIP INCORPORATED OF THE STATE UNDER OF DELAWARE THE LAWS SEE REVERSE FOR CERTAIN DEFINITIONS THIS CERTIFIES THAT BY: is the owner of COUNTERSIGNED AMERICAN FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF AND WARNER MUSIC GROUP CORP. STOCK transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. REGISTERED: Witness This Certificate the facsimile is not valid seal of until the countersigned Corporation and by the the facsimile Transfer Agent signatures and registered of its duly authorized by the Registrar officers . . TRANSFER (BROOKLYN, & NY) Dated: TRUST usic Gr M ou POR p r R A e COMPANY, n O TE CAUTHORIZED AND r C a SEAL o TRANSFER LLC p r W D 2003 . [AUTHORIZED OFFICER] E E [AUTHORIZED OFFICER] SIGNATURE REGISTRAR AGENT L AWA R

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM— as tenants in common UNIF GIFT MIN ACT –– (Cust) Custodian (Minor) TEN ENT — as tenants by the entireties JT TEN — as joint tenants with right of under Uniform Gifts to Minors survivorship and not as tenants Act in commom (State) Additional abbreviations may also be used though not in the above list. FOR VALUE RECEIVED, hereby sell, assign and transfer unto PLEASE IDENTIFYING INSERT SOCIAL NUMBER SECURITY OF ASSIGNEE OR OTHER (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises. Dated NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. Signature(s) Guaranteed: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.